                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

             Alliance Mortgage Strategy Trust, Inc.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ X /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:














































00250224.AB4

[ALLIANCE CAPITAL LOGO]                  ALLIANCE MORTGAGE STRATEGY TRUST, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas New York, New York 10105
January 15, 1996

-------------------------------------------------------------------------------

To the Stockholders of Alliance Mortgage Strategy Trust, Inc. (the "Fund"):

  The accompanying Notice of Special Meeting of Stockholders and Proxy Statement present to the Fund's stockholders a proposal to be considered at a Special Meeting of Stockholders to be held on February 22, 1996, to approve a change in the Fund's investment orientation from investing primarily in mortgage-related securities to investing primarily in U.S. Government securities, including U.S. Government mortgage-backed securities. The proposal also involves changing the Fund's name to "Alliance Limited Maturity Government Fund, Inc." As discussed below, the Board of Directors recommends that you vote to approve the proposal.

  As you know, the Fund was designed by its investment adviser Alliance Capital Management L.P. ("Alliance") to provide investors with a higher yield than adjustable-rate mortgage securities funds could offer with less net asset value volatility than traditional fixed-rate mortgage securities funds. While Alliance believes that mortgage-related securities can continue to play an important role in enabling the Fund to achieve its yield objectives, the difficult bond market environment of 1994 has reduced the attractiveness of all mortgage funds, including your Fund. Sales of the Fund's shares have slowed and Alliance believes that unless the proposed changes are implemented, the Fund's prospects for asset growth will remain limited. Your Board of Directors has been concerned with the level of Fund sales, because the growth of assets associated with new sales benefits a fund and its stockholders by helping to reduce per share Fund expenses.

  Alliance also believes that the proposed changes will help the Fund succeed in generating superior investment performance in all market environments by broadening the universe of investments available to the Fund. If you approve the proposal, the Fund's fundamental investment policy of investing at least 65% of its assets in mortgage-related securities will be changed to one of investing at least 65% of its assets in U.S. Government securities, whether or not mortgage-related. These U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, and include government guaranteed mortgage-backed securities.

  Under the proposal, the universe of other securities in which the Fund may potentially invest up to 35% of its assets will also be slightly broadened. The most significant change in this area will be in the minimum credit rating. The Fund's current investment policies require these other securities all to be rated AAA or the equivalent. Alliance believes that this restriction has at times inhibited the Fund's ability to generate yield out of proportion to the limited differences in credit and market risk between AAA and AA securities. Accordingly, the proposal would modify this policy to require the Fund's other investments to be rated at least AA or the equivalent.

  The proposal also limits the maturity of the Fund's portfolio securities by requiring each such security to have either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Alliance believes that this requirement will help investors distinguish the Fund from longer-term Government funds. In practice, the average maturity of the Fund's portfolio securities has been and, for the foreseeable future is expected to remain, substantially below these limits.

  Your Board of Directors urges you to read the enclosed Proxy Statement carefully. We welcome your attendance at the Special Meeting of Stockholders; but if you are unable to attend, please sign, date and return the enclosed proxy card promptly, in order to spare the Fund additional solicitation expenses.

                                          Sincerely,

                                          John D. Carifa
                                           Chairman

[ALLIANCE CAPITAL LOGO]                  ALLIANCE MORTGAGE STRATEGY TRUST, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 22, 1996

To the Stockholders of Alliance Mortgage Strategy Trust, Inc.:

  Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance Mortgage Strategy Trust, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on February 22, 1996 at 11:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy Statement dated January 15, 1996.

  1. To approve a proposal to change the Fund's investment emphasis from mortgage-related securities to U.S. Government securities, broaden the scope of investments available to the Fund and rename the Fund "Alliance Limited Maturity Government Fund, Inc." This proposal involves changes in the Fund's investment objective and certain of its fundamental and non-fundamental investment policies.

  2. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on January 10, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
January 15, 1996

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
(R)This registered mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                    ALLIANCE MORTGAGE STRATEGY TRUST, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 22, 1996

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Mortgage Strategy Trust, Inc., a Maryland corporation (the "Fund"), to be voted at a Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105, on February 22, 1996 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about January 16, 1996.

  The Board of Directors of the Fund has fixed the close of business on January 10, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of January 10, 1996 consisted of 2,565,711 shares of Class A common stock, 8,422,440 shares of Class B common stock and 6,738,906 shares of Class C common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the approval of the Proposal set forth in the Notice of the Meeting. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at the offices of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is represented, in the event that sufficient votes in favor of the Proposal are not received by February 22, 1996, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to the Fund or with respect to the Proposal with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to the Proposal may be made. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment of the meeting.

  As of January 10, 1996, the Directors and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares of any class of common stock of the Fund.

                                   PROPOSAL

  TO CHANGE THE FUND'S INVESTMENT EMPHASIS FROM MORTGAGE-RELATED SECURITIES TO U.S. GOVERNMENT SECURITIES, BROADEN THE SCOPE OF INVESTMENTS AVAILABLE TO THE FUND AND RENAME THE FUND "ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC." THIS PROPOSAL INVOLVES CHANGES IN THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN OF ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES.

INTRODUCTION

  The Board of Directors of the Fund has approved, and recommended to the Fund's stockholders for their approval, a proposal to modify the investment emphasis of the Fund and to broaden the scope of investments available to the Fund. If the stockholders approve the proposal, the Fund would invest primarily in U.S. Government securities (as defined below), including mortgage-related securities, rather than invest primarily in mortgage-related securities as is currently the case and would change its name to "Alliance Limited Maturity Government Fund, Inc." The proposal was initiated by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), and unanimously approved at the November 28, 1995 Special Meeting of the Board of Directors.

REASONS FOR THE PROPOSED CHANGES

  At the Special Meeting, the Adviser noted to the Board of Directors that the Fund is an investment vehicle with an investment objective of seeking the highest level of current income, consistent with low volatility of net asset value, available from a portfolio of mortgage-related securities of the highest quality. The Fund, as a fundamental policy, normally invests at least 65% of the value of its total assets in mortgage-related securities. The Adviser explained that the Fund was designed to provide investors with a higher yield than adjustable-rate mortgage securities funds could offer, but with less volatility of net asset value than that experienced by more traditional fixed-rate mortgage securities funds. The Adviser explained further that, at the time the Fund commenced operations, the Adviser believed that the Fund could attract investors by offering mortgage securities fund yields to relatively conservative investors seeking greater stability of net asset value than a typical mortgage securities fund might provide.

  The Adviser stated its belief that as a consequence of the adverse bond market of 1994 and changes in the market for mortgage-related securities that have occurred during 1994 and 1995, the Fund has experienced difficulties producing a yield at the higher end of the mortgage fund band. The Adviser also noted that the Fund's policy requiring investment solely in instruments of the highest credit quality inhibited the Fund's ability to generate yield in comparison to the increased yield available from a portfolio only moderately different from the Fund's portfolio in terms of overall credit and interest rate risk.

  To deal with these concerns, the Adviser recommended to the Board of Directors approval of the proposal to change the investment emphasis of the Fund and to expand the scope of investments available to the Fund. The Adviser expressed to the Board its belief that a change from a portfolio consisting primarily of mortgage-related securities to a portfolio consisting primarily of obligations issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities, ("U.S. Government securities"), including mortgage-related securities, and repurchase agreements relating to U.S. Government securities, would allow the Fund additional flexibility in seeking a high level of current income consistent with low volatility of net asset value while enhancing the marketability of the Fund's shares.

  The Adviser also recommended that, in keeping with the new name, the Fund limit the maturity of the securities in its portfolio. Under the Proposal, at all times each security held by the Fund would have either a final maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. At the Special Meeting the Adviser noted that the Fund's current average duration is approximately 1.6 years, and that the Adviser's present intention is to lengthen it to approximately 3 years. The Adviser stated its belief that moderately lengthening the average duration of the Fund's portfolio would enhance yield opportunities and be a reasonable compromise between yield and volatility concerns.

  The Adviser recommended further that the Fund's name be changed to "Alliance Limited Maturity Government Fund, Inc.", indicating to the Board of Directors in this regard that the new name would better reflect the principal components of the Fund's revised investment objective and policies than the current name. The Adviser indicated that in its view the proposed changes described herein are not a significant departure from the Fund's current investment orientation. Further, the Adviser noted that the Fund's new investment emphasis would not be intended to radically alter the composition of the Fund's investment portfolio, but would allow the Fund to take advantage of the additional stability that might be offered by investment in non-mortgage related U.S. Government securities while still retaining the ability to invest in mortgage-related securities. In reliance upon the Adviser's presentation, and following a meeting among the disinterested Directors and their independent counsel, the Board unanimously approved, and recommended to the stockholders for their approval, the changes described in this Proxy Statement.

CURRENT INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to seek the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality. The Fund's investment objective is fundamental and therefore cannot be changed without stockholder approval. As an additional fundamental policy, except when the Fund assumes a temporary defensive position, the Fund has at least 65% of the value of its total assets invested in mortgage-related securities. The Fund purchases only mortgage-related securities that are U.S. Government securities, or are rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or Fitch Investors Service, Inc. ("Fitch"), or, if not rated, are determined by the Adviser to be of equivalent investment quality ("triple-A" securities).

  As more fully described in the Fund's prospectus and Statement of Additional Information, the Fund is also permitted to invest up to 35% of the value of its total assets in (i) triple-A asset-backed securities, (ii) non-mortgage-related U.S. Government securities, including certain zero coupon Treasury securities, (iii) "zero coupon" Treasury securities issued by private corporate issuers, (iv) qualifying bank deposits,
(v) prime commercial paper or, if not rated, issued by companies which have outstanding triple-A debt issues and (vi) triple-A debt securities secured by mortgages on commercial real estate or residential rental properties. The Fund is also permitted to invest up to 15% of the value of its total assets in triple-A mortgage-related securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers.

PROPOSED NEW INVESTMENT OBJECTIVE AND POLICIES

  If the Proposal is approved by the stockholders, the Fund would change its investment objective to eliminate the reference to investing in mortgage-related securities of the highest quality. The Fund's investment objective would otherwise remain unchanged. Accordingly, the Fund's new investment objective would be to seek the highest level of current income, consistent with low volatility of net asset value. To enable the Fund to achieve its proposed investment objective, the Adviser has recommended, and the Board of Directors has approved and recommended to stockholders as part of the Proposal, a change in the Fund's fundamental policy of investing, under normal circumstances, at least 65% of the value of its total assets in mortgage-related securities. If approved by the stockholders, the Fund's changed fundamental investment policy would require the Fund to invest, under normal circumstances, at least 65% of the value of its total assets in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.

  In addition to the proposed changes to the Fund's investment objective and the fundamental policy described above, the Proposal contemplates that, with respect to the up to 35% of the Fund's total assets not required to be invested in accordance with the proposed new fundamental policy described above, the Fund be provided with the flexibility to invest in debt securities that, while not of triple-A quality, are of high quality, as defined below, including high quality corporate debt securities. Thus, under the Proposal the Fund would be permitted to invest up to 35% of its total assets in (i) asset-backed securities (including mortgage-related securities that are not U.S. Government securities) rated at least Aa by Moody's or AA by S&P, Duff & Phelps or Fitch or, if not rated, of equivalent investment quality as determined by the Adviser ("high quality" securities); (ii) commercial paper rated at least Prime-2 by Moody's or A-2 by S&P, Duff 2 by Duff & Phelps or Fitch 2 by Fitch or, if not rated, issued by companies which have outstanding high quality debt issues ("higher quality" commercial paper); and (iii) high quality debt securities of corporate issuers.

  The Proposal also contemplates that, with respect to the up to 35% of the Fund's total assets not subject to the proposed new fundamental policy, the Fund be permitted to invest in certificates of deposit, bankers' acceptances and interest bearing savings deposits of domestic and foreign banks that have total assets of more than $1 billion, instead of limiting such investments, as is currently the case, to deposits in and instruments issued by domestic banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation. Under the Proposal, the Fund would also be permitted to invest up to 15% of the value of its total assets in high quality foreign debt securities, instead of limiting the Fund's investments in foreign securities to triple-A mortgage-related securities. The Adviser believes these proposed changes to the Fund's non-fundamental investment policies described above will enhance the Fund's ability to increase income, with only a moderate and manageable increase in the risk of net asset volatility of the Fund.

  The Fund's proposed new investment objective and its policy of investing, under normal circumstances, at least 65% of the value of its total assets in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities, would be fundamental and therefore could not be changed without stockholder approval. For temporary defensive purposes, the Fund would be permitted to vary from its investment policies during periods in which the Adviser believes that business or financial conditions warrant and invest without limit in high-quality debt securities or higher quality commercial paper or hold its assets in cash equivalents.

  If the Proposal is approved by the stockholders, the foregoing changes to the Fund's name and its investment objective and policies would be implemented as soon thereafter as practicable. It is not expected that the Fund would incur significant transaction costs in order to make its asset composition consistent with the new investment objective and policies.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE PROPOSAL TO CHANGE THE FUND'S INVESTMENT EMPHASIS FROM MORTGAGE-RELATED SECURITIES TO GOVERNMENT SECURITIES (INCLUDING MORTGAGE-RELATED GOVERNMENT SECURITIES) AND TO BROADEN THE SCOPE OF INVESTMENTS AVAILABLE TO THE FUND, INCLUDING CHANGES IN THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN OF ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES NECESSARY TO IMPLEMENT THE FOREGOING, AND TO RENAME THE FUND "ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC."

                                 REQUIRED VOTE

  Under the Investment Company Act of 1940 (the "Act"), approval of the Proposal requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, and (ii) more than 50% of the outstanding voting securities of the Fund. The only voting securities of the Fund are its outstanding shares of Class A, Class B and Class C common stock. If the Proposal is approved by the stockholders at the Meeting, the Fund will be renamed "Alliance Limited Maturity Government Fund, Inc.," the Fund's investment objective will change to one of seeking the highest level of current income consistent with low volatility of net asset value, the Fund will have a fundamental investment policy of investing, under normal circumstances, at least 65% of the value of its total assets in U.S. Government securities, including mortgage-related securities, and repurchase agreements related to U.S. Government securities and certain of the Fund's non-fundamental investment policies will be revised in the manner described above.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                            MEETING OF STOCKHOLDERS

  Under the current By-Laws of the Fund, annual meetings of stockholders are required to be held only when necessary under the Act to elect Directors (for example, when fewer than a majority of the Fund's Directors have been selected by the stockholders). It is therefore likely that stockholder meetings will not be held on an annual basis. A stockholder proposal intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and form of proxy card related to such meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish to each person to whom the proxy statement is delivered a copy of the Fund's latest annual report to stockholders and any succeeding semi-annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Christina A. Santiago at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

January 15, 1996
New York, New York

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------

Introduction...............................................................    1
Proposal: To Change The Fund's Investment Emphasis from Mortgage-Related
 Securities to U.S. Government Securities, Broaden the Scope of Investments
 Available to the Fund and Rename the Fund "Alliance Limited Maturity
 Government Fund, Inc."....................................................    2
Required Vote..............................................................    5
Submission of Proposals for the Next Meeting of Stockholders...............    5
Other Matters..............................................................    6
Reports to Stockholders....................................................    6






                          ALLIANCE MORTGAGE STRATEGY
                                  TRUST, INC.

-------------------------------------------------------------------------------

                            [ALLIANCE CAPITAL LOGO]
                       Alliance Capital Management L.P.

-------------------------------------------------------------------------------
NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS AND
PROXY STATEMENT
FEBRUARY 22, 1996

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN
PROMPTLY.

ALLIANCE MORTGAGE STRATEGY TRUST, INC.
PROXY SERVICES
POST OFFICE BOX 9156
FARMINGDALE, NY  11735-9858

            ALLIANCE MORTGAGE STRATEGY TRUST, INC.
Instructions to the stockholders of Alliance Mortgage Strategy
     Trust, Inc. in connection with the Special Meeting of
         Stockholders to be held on February 22, 1996.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
            ALLIANCE MORTGAGE STRATEGY TRUST, INC.



The undersigned hereby instructs Duncan McCuaig and Carol H. Rappa to vote all shares of the Common Stock of Alliance Mortgage Strategy Trust, Inc. (the "Fund") registered in the name of the undersigned at the Special Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Standard Time, on February 22, 1996 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated thereon.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO
VOTE THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR"
THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER
MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS / X /


                             KEEP THIS PORTION FOR YOUR RECORDS















00250224.AB4

                             DETACH AND RETURN THIS PORTION ONLY


            ALLIANCE MORTGAGE STRATEGY TRUST, INC.




VOTE ON PROPOSAL

FOR     AGAINST    ABSTAIN   1. To change the Fund's investment
                                emphasis from mortgage-related
/  /     /  /      /  /         securities to U.S. Government
                                securities, broaden the scope of
                                investments available to the Fund
                                and rename the Fund "Alliance
                                Limited Maturity Government Fund,
                                Inc."  This proposal involves
                                changes in the Fund's investment
                                objective and certain of its
                                fundamental and non-fundamental
                                investment policies.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________    ________________________     _________
Signature               Signature (Joint Owners)     Date


















00250224.AB4